Exhibit 10.1

PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”) is made as of May 30, 2019 by and among Medalist Diversified REIT, Inc., a Maryland corporation (the “Company”) and the sole general partner of Medalist Diversified Holdings L.P., a Delaware limited partnership (the “Operating Partnership,” and together with the Company, the “Transaction Entities”), and Virginia Birth-Related Neurological Injury Compensation Program (the “Purchaser”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1.         Authorization and Sale of Common Stock

1.1.        Authorization of Sale of the Shares; Contribution to Operating Partnership. Subject to the terms and conditions of this Agreement, the Company has authorized the sale (the “Sale”) of up to [270,833] shares (the “Shares”) of the Company’s common stock, $0.01 per share (the “Common Stock”). The Shares shall be sold at one closing of the Sale (the “Closing”). The Sale is being made pursuant to the offering terms set forth in the Company’s Confidential Private Placement Memorandum dated May 30, 2019, as may be amended and/or supplemented from time to time and including all exhibit and appendices thereto (collectively, the “Memorandum”). Concurrently with or immediately following the Closing, the Company will contribute the net proceeds of the Sale to the Operating Partnership in exchange for a number of OP Units of partnership interest in the Operating Partnership (the “OP Units”) that is equivalent to the number of Shares sold to the Purchaser.

1.2.        Closing. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City time, on the date hereof (or such other date and time as is mutually agreed to by the Company and the Purchaser) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below, at the offices of Sichenzia Ross Ference LLP, 1185 6th Avenue, New York, New York 10036. The Closing may also be undertaken remotely by electronic transfer of Closing documentation.

1.3.        Purchase Price. The aggregate purchase price for the Shares shall be $1,299,998.40 (the “Purchase Price”) at a purchase price of $4.80 per Share.

SECTION 2.         Form of Payment; Delivery. On the Closing Date, (i) the Purchaser will have paid the Purchase Price for the Shares by Federal Funds wire transfer to the escrow account (the “Escrow Account”) established by the Company and Aegis Capital Corp. (the “Placement Agent”) for such purposes under the escrow agreement (the “Escrow Agreement”) to be entered into among the Company, the Placement Agent, and an escrow agent selected by the Company and the Placement Agent, (ii) the Purchase Price will be released from the Escrow Account in accordance with instructions to be executed by the Company and the Placement Agents and the terms of the Escrow Agreement; and (iii) the Company shall deliver to the Purchaser one or more stock certificates evidencing the Shares, in each case duly executed on behalf of the Company and registered in the name of the Purchaser or its designee.

SECTION 3.         Representations and Warranties of the Company

The Company represents and warrants to the Purchaser as of the Closing Date as follows:

3.1.         Except as set forth in the Memorandum, there are no actions, suits, proceedings or investigations pending or, to the best of the Company’s knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any government body, agency or official in which there is a reasonable likelihood (in the judgment of the company) of an adverse decision that (a) could have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects (as described in the Memorandum) of the Transaction Entities and their Subsidiaries (as defined below) considered as a whole (a “Material Adverse Effect”) or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

3.2.         Each complete or partial statement, report, prospectus filed pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), Current Report on Form 8-K, Definitive Proxy Statement, Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, included as an Appendix to the Memorandum is a true and complete copy of or excerpt from such document (the “Commission Documents”) as filed by the Company with the Securities and Exchange Commission (the “Commission”). The Company has filed all the documents that the Company was required to file with the Commission under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since the date on which its last Annual Report on Form 10-K was filed. As of their respective filing dates, the Commission Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable. Neither the Memorandum nor any of the Commission Documents as of their respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.3.         Except as disclosed in the Memorandum, since March 31, 2019, there has been no material change in the business, prospects, financial condition, net worth or results of operations of the Company, other than changes occurring in the ordinary course of business which changes have not, individually or in the aggregate, had a Material Adverse Effect.

3.4.         The financial statements of the Company, and Medalist Properties 8, LLC, including all notes and schedules thereto, included in the Memorandum present fairly the financial position of such entities and, with respect to the Company, its Subsidiaries (as defined below), if any, at the dates indicated and the statement of operations, stockholders’ equity and cash flows of, or such other permitted financial statements for, such entities and, with respect to the Company, its Subsidiaries, if any, for the periods specified, and related schedules and notes thereto, and the unaudited financial information filed with the Commission included as part of the Memorandum, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The statements of revenues and certain expenses included in the Memorandum, together with the related notes, comply with Rule 8-06 of Regulation S-X and present fairly in all material respects the revenue and certain expenses of each of Hanover Square North LLC and Medalist Fund 1-A, LLC (Franklin Square) for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with the Commission’s rules and guidelines with respect thereto. The pro forma financial statements and the related notes thereto included in the Memorandum present fairly the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and subject to such rules and guidelines, the Company believes the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Commission Documents under the Securities Act or and the published rules and regulations promulgated thereunder (the “Rules”). All disclosures contained in the Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act, and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

3.5.         Cherry Bekaert LLP (the “Auditor”) whose reports are filed with the Commission as a part of the Commission Documents, are and, during the periods covered by their reports, were, to the knowledge of the Transaction Entities, independent public accountants as required by the Securities Act and the Rules.

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3.6.         The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Memorandum and to enter into and perform its obligations under this Agreement the Operating Partnership Agreement (as defined below) and the Management Agreement dated as of March 15, 2016 (the “Management Agreement”); by and between the Company and Medalist Fund Manager, Inc., a Virginia corporation (the “Manager”); and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a Material Adverse Effect.

3.7.         The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The Agreement of Limited Partnership of the Operating Partnership, in the form filed as an exhibit to the Company’s Annual Report on Form 10-K (the “Operating Partnership Agreement”), is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Memorandum.

3.8.         Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Memorandum, all of the issued and outstanding capital stock or equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the subsidiaries listed on Exhibit 21.1 to the Company’s Annual Report on Form 10-K.

3.9.         The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Memorandum. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Memorandum: (i) other than with respect to (x) the OP Units disclosed in the Memorandum, (y) the warrants issued to Moloney Securities Co., Inc. disclosed in the Memorandum (the “Warrants”) and (z) any shares reserved pursuant to the Company’s equity incentive plan as disclosed in the Memorandum, no shares of capital stock of the Company are reserved for any purpose, (ii) except for the OP Units described in the Memorandum, there are no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, and, (iii) except for the Warrants, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other securities of the Company.

3.10.      The outstanding OP Units of the Operating Partnership have been duly authorized for issuance by the Operating Partnership and the Company as its general partner and were validly issued. Except as disclosed in the Memorandum, no OP Units are reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any OP Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or other securities of the Operating Partnership. The terms of the OP Units conform in all material respects to statements and descriptions related thereto contained in the Memorandum.

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3.11.      All necessary corporate action has been duly and validly taken by each of the Transaction Entities to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

3.12.      (i) The Operating Partnership Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, by each other party thereto) and is a valid and binding agreement of the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, against each other party thereto) in accordance with its terms; (ii) each of the agreements filed as exhibits to the Commission Documents relating to the acquisition of: (1) 3940 East Franklin Boulevard, Gastonia, North Carolina 28056 (“Franklin Square”); (2) 7802 National Service Road, Greensboro, North Carolina (“Greensboro Hampton Inn”); and (3) 7230 Bell Creek Road, Mechanicsville, Virginia 23111 (“Hanover Square”, and collectively with Franklin Square and Greensboro Hampton Inn, each an “Acquired Property” and collectively the “Acquired Properties”); and (4) 1310 Tiger Boulevard, Clemson, South Carolina 29631, has been duly authorized, executed and delivered by the Company and the Operating Partnership, and is a valid and binding agreement, enforceable against the Company and the Operating Partnership in accordance with its terms, and neither of the Transaction Entities has any reason to believe that any of the aforementioned acquisition agreements have not been duly and validly authorized by all other parties thereto; and (iii) the Management Agreement, has been duly authorized, executed and delivered by the Company (and, to the knowledge of Transaction Entities, by the Manager) and constitutes a valid and binding agreement of the Company, enforceable against the Company (and, to the knowledge of Transaction Entities, against the Manager) in accordance with its terms; except in the case of each agreement described in this Section 3.12, as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law.

3.13.      The Shares to be purchased by the Purchaser have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement, and when the Shares have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, such Shares will be validly issued and fully paid and non-assessable; and the issuance of the Shares is not subject to the preemptive or other similar rights of any security holder of the Company. The Common Stock conforms in all material respects to all statements relating thereto contained in the Memorandum and such description conforms in all material respects to the rights set forth in the instruments defining the same; and no holder of the Shares will be subject to personal liability by reason of being such a holder. The certificates, if any, to be used to evidence the Shares will, at the Closing Date, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and bylaws of the Company.

3.14.      Each of the Transaction Entities and each of their Subsidiaries, if any, has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties (including the Acquired Properties) and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. Each of the Transaction Entities and each of their Subsidiaries, if any, have fulfilled and performed in all material respects all of their respective obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such entity thereunder. Except as may be required under the Securities Act, state and foreign Blue Sky laws and the rules of the Financial Industry Regulatory Authority (“FINRA”), no other Permits are required to enter into, deliver and perform the obligations of the Transaction Entities under this Agreement and for the Company to issue and sell the Shares.

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3.15.      The Company is not an “ineligible issuer,” as defined in Rule 405 of the Rules, including (but not limited to) the Company or any other Subsidiary in the preceding three years having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Rules.

3.16.      Each of the Transaction Entities and each of their Subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business. Neither of the Transaction Entities nor any Subsidiary has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

3.17.      (i) The Operating Partnership or a Subsidiary thereof has good and marketable title (fee or, in the case of ground leases and as disclosed in the Memorandum, leasehold) to Franklin Square, to an undivided 84% tenant-in- common interest in Hanover Square (the “Hanover Square Interest”) and to an undivided 64% tenant-in-common interest in Greensboro Hampton Inn (the “GBHI Interest”), free and clear of all mortgages, pledges, liens, claims, security interests, restrictions or encumbrances of any kind, except such as (1) are described in the Memorandum or (2) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Transaction Entities or any of their Subsidiaries; (ii) neither the Transaction Entities nor any of their Subsidiaries owns any real property other than the properties described in the Memorandum; (iii) each of the ground leases and subleases of real property, if any, material to the business of the Transaction Entities and their Subsidiaries, considered as one enterprise, and under which the Transaction Entities or any of their Subsidiaries holds properties described in the Memorandum, is in full force and effect, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property by either of the Transaction Entities or any of their Subsidiaries, and neither of the Transaction Entities nor any of their Subsidiaries has any notice of any material claim of any sort that has been asserted by any ground lessor or sublessor under a ground lease or sublease threatening the rights of the Transaction Entities or any of their Subsidiaries to the continued possession of the leased or subleased premises under any such ground lease or sublease; (iv) all liens, charges, encumbrances, claims or restrictions on any of the properties (including the Acquired Properties) and the assets of a Transaction Entity or any of their Subsidiaries that are required to be disclosed in the Memorandum are disclosed therein; (v) no tenant under any of the leases at the Acquired Properties has a right of first refusal to purchase the premises demised under such lease; (vi) each of the Acquired Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Acquired Properties), except if and to the extent disclosed in the Memorandum, and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (vii) except if and to the extent disclosed in the Memorandum, no Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Acquired Properties; and (viii) the mortgages and deeds of trust that encumber the Acquired Properties are not convertible into equity securities of the entity owning such Acquired Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Acquired Properties.

3.18.      To the knowledge of the Transaction Entities, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Acquired Property over duly dedicated streets or perpetual easements of record benefiting the applicable Acquired Property.

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3.19.      Subsequent to the respective dates as of which information is given in the Memorandum: (i) there has not been any event which would reasonably be expected to result in a Material Adverse Effect; (ii) neither of the Transaction Entities nor any of their Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum, since the date of the latest balance sheet included in the Memorandum, neither of the Transaction Entities nor any of their Subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

3.20.      There is no document, contract or other agreement required to be described in the Memorandum or to be filed as an exhibit to the Commission Documents which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the Memorandum accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Memorandum or filed as exhibits to the Commission Documents is, or upon consummation of the Sale will be, in full force and effect and is valid and enforceable by and against the Transaction Entities or any of their Subsidiaries, as the case may be, in accordance with its terms, except (i) such contracts or other agreements that have terminated or expired in accordance with their terms as disclosed in the Memorandum, where the failure to be in full force and effect and so valid and enforceable would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate and (iii) as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law. To the knowledge of the Transaction Entities, neither of the Transaction Entities nor any of their Subsidiaries, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Transaction Entities or any of their Subsidiaries, if a Subsidiary is a party thereto, of any other agreement or instrument to which it is a party or by which it or its properties or business may be bound or affected which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

3.21.      The statistical and market related data included in the Memorandum are based on or derived from sources that the Company believes to be reliable and accurate. The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Memorandum.

3.22.      Neither of the Transaction Entities nor any of their Subsidiaries (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Transaction Entities or any of their Subsidiaries pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

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3.23.      Neither the execution, delivery and performance of this Agreement by the Transaction Entities nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Transaction Entities or any of their Subsidiaries pursuant to the terms of: (i) any indenture, mortgage, deed of trust or other agreement or instrument to which either of the Transaction Entities or any of their Subsidiaries is a party or by which either of the Transaction Entities or any of their Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to either of the Transaction Entities or any of their Subsidiaries, or (ii) violate any provision of certificate or articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents of either of the Transaction Entities or any of their Subsidiaries, except (A) in the case of clause (i) above, for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and (B) for such consents or waivers which have already been obtained and are in full force and effect.

3.24.      No holder of any security of the Company has any right, which has not been waived or satisfied prior to the date hereof, to demand registration of any security owned by such holder for a period of 90 days after the date of this Agreement.

3.25.      Except as disclosed in the Memorandum, there are no legal or governmental proceedings pending to which either of the Transaction Entities or any of their Subsidiaries is a party or of which any property of the Transaction Entities or any of their Subsidiaries is the subject which, if determined adversely to it could individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

3.26.      Neither of the Transaction Entities or any of their Subsidiaries is involved in any labor dispute or, to the knowledge of the Transaction Entities, is any such dispute threatened, which dispute would reasonably be expected to result in a Material Adverse Effect. Neither of the Transaction Entities is aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries, principal suppliers or contractors which would reasonably be expected to result in a Material Adverse Effect. Neither of the Transaction Entities is aware of any threatened or pending litigation between either of the Transaction Entities or any of their Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Transaction Entities or their Subsidiaries, as the case may be.

3.27.      No transaction has occurred between or among either of the Transaction Entities and any of their officers or directors, or five percent stockholders or any affiliate or affiliates of any such officer or director or five percent stockholders that is required to be described in and is not described in the Memorandum.

3.28.      Neither of the Transaction Entities has taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any other security of the Company to facilitate the sale or resale of any of the Shares.

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3.29.      The Transaction Entities and their Subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would reasonably be expected to result in a Material Adverse Effect; nor are there any material proposed additional tax assessments against either of the Transaction Entities or their Subsidiaries.

3.30.      Neither of the Transaction Entities has taken any action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the NASDAQ Capital Market, nor has either of the Transaction Entities received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act.

3.31.      The books, records and accounts of the Transaction Entities and their Subsidiaries accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Transaction Entities and their Subsidiaries. The Transaction Entities and their Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.32.      Neither of the Transaction Entities is aware of (i) except as described in the Memorandum, any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

3.33.      Except as described in the Memorandum and as preapproved in accordance with the requirements set forth in Section 10A of the Exchange Act, the Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

3.34.      Except as described in the Memorandum, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

3.35.      The Company is currently in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) with which the Company is required to comply. The Company has not, directly or indirectly, including through any Subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any executive officer of the Company or the Operating Partnership, or to or for any family member or affiliate of any director or executive officer of the Company or the Operating Partnership.

3.36.      The Transaction Entities and their Subsidiaries and the Acquired Properties (or Subsidiary thereof, if any) carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Neither of the Transaction Entities has any reason to believe that it or any of their Subsidiaries will not be able (A) to renew, if desired, its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their Subsidiaries nor any Acquired Property (or Subsidiary thereof) has been denied any insurance coverage that it has sought or for which it has applied. The Transaction Entities, directly or indirectly, have obtained title insurance on the fee, tenant-in-common, or leasehold interests, as the case may be, in each of the Acquired Properties, in an amount equal to no less than eighty percent (80%) of the purchase price of each such Acquired Property.

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3.37.      Neither of the Transaction Entities expects to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code, as amended (the “Code”), and the regulations and published interpretations thereunder, for the year ending December 31, 2019, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in either of the Transaction Entities becoming a PFIC in the future under current laws and regulations.

3.38.      Except as disclosed in the Memorandum: (i) to the knowledge of the Transaction Entities, each of the Transaction Entities and each of their Subsidiaries, if any, is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its properties and business; (ii) neither of the Transaction Entities or their Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of Transaction Entities and their Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance in all material respects with all terms and conditions of any such permit, license or approval; (iv) to the knowledge of the Transaction Entities, no facts currently exist that will require either of the Transaction Entities or their Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by either of the Transaction Entities or their Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”), or otherwise designated as a contaminated site under applicable state or local law. Neither of the Transaction Entities nor their Subsidiaries has been named as a “potentially responsible party” under CERCLA.

3.39.      Neither of the Transaction Entities is and, after giving effect to the Offering, the sale of the Shares and the application of proceeds thereof as described in the Memorandum, will be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

3.40.      Neither of the Transaction Entities nor any other person associated with or acting on behalf of the Transaction Entities including, without limitation, any director, officer, agent or employee of the Transaction Entities or their Subsidiaries, has, directly or indirectly, while acting on behalf of the Transaction Entities or their Subsidiaries: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

3.41.      The operations of the Transaction Entities and their Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Transaction Entities and their Subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Transaction Entities, threatened.

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3.42.      Neither of the Transaction Entities nor their Subsidiaries, nor, to the knowledge of the Transaction Entities, any director, officer, agent, employee or affiliate of the Transaction Entities or their Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither of the Transaction Entities will directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to its Subsidiaries or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

3.43.      Except as described in the Memorandum, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Memorandum, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

3.44.      The Transaction Entities fulfilled their obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

3.45.      The statements in the Memorandum insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

3.46.      The Company is organized in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Code, and the Company’s proposed method of operation will enable it to continue to qualify for taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the ability of the Company’s qualification and taxation as a REIT) set forth in the Memorandum are accurate and fair summaries of the legal or tax matters described therein in all material respects.

3.47.      Except as described in the Memorandum, the Operating Partnership is not currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership’s partnership interest, or from repaying the Company for any loans or advances made by the Company to the Operating Partnership.

3.48.      The net proceeds to be received by the Company from the sales of the Shares hereunder will be used as described in the Memorandum.

3.49.      No Transaction Entity, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares. The Company shall be responsible for the payment of any placement agents’ fees, financial advisory fees, or brokers' commissions (other than for Persons engaged by Purchaser or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to the Placement Agent and to Maxim Group LLC (the “Financial Advisor”) in connection with the sale of the Shares. The Company shall pay, and hold Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged the Placement Agent in connection with the sale of the Shares. Other than the Placement Agent and the Financial Advisor, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Shares.

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3.50.      No Transaction Entity, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Shares under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Shares to require the approval of the stockholders of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the Shares of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of the issuance of any of the Shares under the Securities Act or cause the offering of any of the Shares to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

3.51.      With respect to the Shares to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act ("Regulation D Securities"), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder.

3.52.      The Company is not aware of any person (other than the Placement Agent or the Financial Advisor) that has been or will be paid (directly or indirectly) remuneration for solicitation of Purchaser or potential purchasers in connection with the sale of any Regulation D Securities.

SECTION 4.         Representations, Warranties and Covenants of the Purchaser

4.1.       By subscribing, Purchaser acknowledges receipt of the Memorandum. Execution of this Agreement by the Purchaser represents a binding and irrevocable agreement, when accepted by the Company, to purchase from the Company the Shares.

4.2.       The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser has all requisite right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and (ii) when executed and delivered by the Purchaser, this Agreement will constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally and (b) as limited by equitable principles generally.

4.3.       The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 1.2 above in the ordinary course of its business and for its own account solely for investment with no present intention of distributing any of such Shares, and no arrangement or understanding exists with any other person regarding the distribution of such Shares; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules; (iv) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 1.2 above, relied solely upon the Memorandum and the documents attached as appendices thereto and the representations and warranties of the Company contained herein; and (v) the Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

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4.4.       The Purchaser represents and warrants to and covenants with the Company that the Purchaser has not and will not engage in any short-sales of the company’s Common Stock prior to the effectiveness of the Registration Statement, except to the extent that any such short-sale is fully covered by shares of Common Stock of the Company other than the Shares.

4.5.       Purchaser understands that nothing in the Memorandum, this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

SECTION 5.         Conditions to Closing of Purchaser

The Purchaser’s obligation to purchase the Shares at the Closing is, at the option of the Purchaser, subject to fulfillment or waiver as of the Closing Date of the following conditions:

5.1.       Representations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

5.2.       Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all respects.

5.3        Deliveries. The Company shall have duly executed and delivered to the Purchaser this Agreement, a copy of Transfer Agent Instructions authorizing the issuance of the Shares which shall have been delivered to the Company’s transfer agent, and the Shares.

5.4        Approvals. The Company shall have obtained all governmental, regulatory or third party consents and approvals for the sale of the Shares.

SECTION 6.         Conditions to Closing of Company

The Company’s obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

6.1.       Representations. The representations made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

6.2.       Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

6.3.       Payment. Purchaser shall have delivered the Purchase Price to the Escrow Agent.

6.4        Executed Agreement. Purchaser shall have executed this Agreement and delivered the same to the Company.

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SECTION 7.         Registration of Shares

7.1.       Registration Requirements.

(a)            Beginning twelve (12) months following the Closing Date, the Purchaser shall have the right to request that the Company file a registration statement with the Commission on the appropriate registration form for all of the Shares held by the Purchaser (a “Demand Registration Statement”), by delivering a written request thereof to the Company (a “Demand Registration”). The Company shall use its commercially reasonable efforts to cause the Demand Registration Statement to become effective in accordance with the intended method of distribution set forth in the written request delivered by the Purchaser as expeditiously as possible, and the Company shall use its commercially reasonable efforts to file such Demand Registration Statement within 20 days of receipt of such request.

(b)            Beginning six (6) months following the Closing Date, if the Company proposes to file a registration statement under the Securities Act with respect to any public offering of its Common Stock for its own account and/or for the account of any other persons (a “Piggyback Registration Statement”), then, as soon as practicable (but in no event less than 15 days prior to the proposed date of filing such Piggyback Registration Statement), the Company shall give written notice of such proposed filing to the Purchaser, and such notice shall offer the Purchaser the opportunity to register under such Piggyback Registration Statement all of the Shares held by the Purchaser as may be requested in writing (a “Piggyback Registration”). The Company shall include in such Piggyback Registration Statement all the Shares which are requested to be included therein within 5 business days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of such Piggyback Registration Statement, the Company shall determine for any legitimate business reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Purchaser and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration, without prejudice, however, to the rights of the Purchaser to request that such registration be effected as a Demand Registration under Section 7.1(a), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares, for the same period as the delay in registering such other shares of Common Stock. No registration effected under this Section 7.1(b) shall relieve the Company of its obligation to effect any Demand Registration under Section 7.1(a).

(c)            A Demand Registration Statement or a Piggyback Registration Statement, as applicable, may be referred to as the “Registration Statement” in this Agreement.

(d)            The Company shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until all the Shares have been sold pursuant thereto, or until the Purchaser is able to dispose of the Purchaser’s entire remaining ownership interest in the Shares in a single transaction under Rule 144 without exceeding the volume limitations under Rule 144(e) or would be able to so dispose of its remaining ownership interest but for the fact that the Purchaser is an “affiliate” of the issuer as such term is defined in Rule 144. For purposes of this Agreement, references to Rule 144 shall include the provisions of any successor or similar rule adopted under the Securities Act.

(e)            The Company shall furnish to the Purchaser with respect to the Shares registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser.

(f)            The Company shall file the documents required of the Company for blue sky clearance in states specified in writing by the Purchaser, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

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(g)            With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell the Shares to the public without registration, the Company hereby covenants and agrees, so long as the Purchaser owns any Shares, to: (i) make and keep public information available, as those terms are understood and defined in Rule 144; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to the Purchaser (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of the Shares without registration.

(h)            The Company shall bear all expenses in connection with the procedures in paragraphs (a) through (g) of this Section 7.2 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisors to the Purchaser.

(i)            The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligation it has hereunder.

7.2.       Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement.

7.3.       Indemnification. For the purposes of this Section 7.3:

(a)	the term “Selling Shareholder” shall include the Purchaser and any affiliate of such Purchaser;

(b)	the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(c)	(c) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement and the Company will reimburse such Selling Shareholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder for inclusion into the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained in Sections 4.3 or 7.3 hereof respecting sale of the Shares or any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

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The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Sections 4.3 or 7.3 hereof respecting sale of the Shares, or any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchase for inclusion into the Registration Statement provided, however, the Purchaser shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser, if such information is corrected and written notice of such correction is delivered to the Company at least two business days prior to the pertinent sale or sales. The Purchaser will reimburse the Company (or such officer, director or controlling person, as the case may be) for any legal or other expenses reasonably incurred in investing, defending or preparing to defend any such action, proceeding or claim.

Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

SECTION 8.         Restrictions on Transferability of Shares; Compliance with Securities Act

8.1.       Transfer or Resale. Purchaser understands that except as provided in Section 7 hereof: (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Purchaser provides the Company with reasonable assurance that such Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the Person) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Shares and such pledge of Shares shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Purchaser effecting a pledge of Shares shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement.

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8.2.       Restrictive Legend. Each certificate representing Shares shall bear substantially the following legend (in addition to any legends required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company following request of the Purchaser, if (i) such Shares are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) the Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Company shall cause its counsel to promptly issue a legal opinion to its transfer agent if required by the transfer agent, and/or to the Purchaser if requested by the Purchaser, to effect the removal of the legend hereunder.

SECTION 9.         Miscellaneous

9.1.       Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and the Purchaser.

9.2.       Governing Law; Jurisdiction; Jury Trial. This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia, without regard to the conflict of laws rules thereof..

9.3.       Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchaser and the Closing. The provisions of Section 7.3 are not intended to limit, and shall not limit, any other remedies which either party hereto may have for the breach by the other of any such representation, warranty, covenant, or agreement.

9.4.       Successors and Assigns. This Agreement may not be assigned by the Purchaser without the written consent of the Company.

9.5.       Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

9.6.       Notices, etc. All notices and other communications required or permitted under this Agreement shall be in writing and may be sent by personal delivery, overnight delivery service, or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid. All such notices and communications must be addressed, (i) if to the Company, Medalist Diversified REIT, Inc., 11 S. 12th Street, Suite 401, Richmond, Virginia 23219, Attention: Thomas E. Messier, with a copy to Kaplan Voekler Cunningham & Frank PLC 1401 East Cary Street, Richmond, Virginia 23219, Attention: Thomas Voekler, and (ii) if to the Purchaser, Virginia Birth-Related Neurological Injury Compensation Program, 7501 Boulders View Dr., Suite 210, Richmond, VA 23225, Attention: Candace Thomas.

9.7.       Severability of This Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

9.8.       Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

9.9.       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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9.10.      Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.11.      Expenses. The Company and Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.

The foregoing Agreement is hereby executed as of the date first above written.

9.12.      Disclosure of Transactions and Other Material Information. On or before the Disclosure Time (as defined below), the Company shall issue a press release and file a Current Report on Form 8-K, in each case, reasonably acceptable to the Placement Agent, describing the terms of the transactions contemplated by this Agreement in the form required by the Exchange Act and attaching this Agreement (and all schedules and exhibits to this Agreement) ( the "8-K Filing"). In addition, the Company hereby covenants and agrees that it shall include in the 8-K Filing any information that constitutes, or could reasonably be expected to constitute, material, nonpublic information regarding the Transaction Entities received by the Purchaser from the Transaction Entities, their Subsidiaries, or any of their respective officers, directors, affiliates, employees or agents. As used herein, "Disclosure Time" means, (i) if this Agreement is signed on a day that is not a trading day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any trading day, 9:01 a.m. (New York City time) on the trading day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agents, or (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any trading day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agents.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

MEDALIST DIVERSIFIED REIT, INC.

By:	/s/ Thomas E. Messier
Name: Thomas E. Messier
Title: Chief Executive Officer

MEDALIST DIVERSIFIED HOLDINGS, L.P.
By: Medalist Diversified REIT, Inc., its General Partner

By:	/s/ Thomas E. Messier
Name: Thomas E. Messier
Title: Chief Executive Officer

Agreed to and confirmed

Virginia Birth-Related Neurological Injury Compensation Program

By:	/s/ Candace Thomas
Name: Candace Thomas
Title: Deputy Director